                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 2, 2005
                        As Supplemented April 11, 2006

                            Sound Shore Fund, Inc.

Fund Information:

   Sound Shore Fund
   P.O. Box 446
   Portland, Maine 04112
   (800) 754-8758
   http://www.soundshorefund.com

Investment Adviser:

   Sound Shore Management, Inc.
   8 Sound Shore Drive
   Greenwich, Connecticut 06836

Account Information and Shareholder Services:

   Forum Shareholder Services
   P.O. Box 446
   Portland, Maine 04112
   (800) 551-1980
   (800) 754-8758

   This Statement of Additional Information, or SAI, supplements the Prospectus of Sound Shore Fund, Inc. (the "Fund") dated May 2, 2005, as may be amended from time to time. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by contacting shareholder services at the address or telephone number listed above.

   Financial Statements for the Fund for the year ended December 31, 2004 included in the Annual Report to shareholders, are incorporated by reference into, and are legally part of, this SAI. Copies of the Annual Report may be obtained, without charge, upon request by contacting shareholder services at the address or telephone number listed above.

                                   GLOSSARY

   "Accountant" means Forum Accounting Services, LLC, fund accountant of the
   Fund.

   "Administrator" means Forum Administrative Services, LLC, administrator of the Fund.

   "Adviser" means Sound Shore Management, Inc.

   "Board" means the Board of Directors of the Fund.

   "Citigroup" means Citigroup Global Transaction Services.

   "Code" means the Internal Revenue Code of 1986, as amended.

   "Custodian" means Citibank, N.A., the custodian of the Fund's assets.

   "Distributor" means Foreside Fund Services, LLC (prior to March 1, 2005, known as Forum Fund Services, LLC), distributor of the Fund's shares.

   "Fitch" means Fitch Ratings.

   "Fund" means Sound Shore Fund, Inc.

   "Moody's" means Moody's Investors Service.

   "NAV" means net asset value.

   "NRSRO" means a nationally recognized statistical rating organization.

   "SEC" means the U.S. Securities and Exchange Commission.

   "S&P" means Standard & Poor's.

   "Transfer Agent" means Forum Shareholder Services, the transfer agent and distribution disbursing agent of the Fund.

   "U.S. Government Securities" means obligations issued or guaranteed by the
   U.S. Government, its agencies or instrumentalities.

   "U.S. Treasury Securities" means obligations issued or guaranteed by the
   U.S. Treasury.

   "1933 Act" means the Securities Act of 1933, as amended.

   "1940 Act" means the Investment Company Act of 1940, as amended.

                      1. INVESTMENT STRATEGIES AND RISKS

The following discussion supplements the disclosure in the Prospectus about the
Fund's investment techniques, strategies and risks. The Fund is designed for investment of that portion of an investor's funds that can appropriately bear the special risks associated with certain types of investments (e.g., investments in equity securities). The Fund expects that for most periods, a substantial portion, if not all, of its assets will be invested in a diversified portfolio of common stocks judged by the Adviser to have favorable value to price characteristics. The Fund may also invest in U.S. government or government agency obligations, investment grade corporate bonds, preferred stocks, convertible securities, and/or short-term money market instruments when deemed appropriate by the Adviser.

A. DEBT SECURITIES

The Fund may invest a portion of its assets in fixed income (debt) securities.
The Fund's investments in debt securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund invests its assets in debt securities that are considered investment grade. Investment grade means rated in the top four long-term rating categories or top two short-term rating categories by an
NRSRO, or unrated and determined by the Adviser to be of comparable quality.

The lowest long-term ratings that are investment grade for corporate bonds, including convertible bonds, are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; for preferred stock are "Baa" in the case of Moody's and
"BBB" in the case of S&P and Fitch; and for short-term debt, including commercial paper, are Prime-2 (P-2) in the case of Moody's, "A-2" in the case of S&P and "F-2" in the case of Fitch.

Unrated securities may not be as actively traded as rated securities. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The
Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality.
Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund (neither event requiring sale of such security by the Fund), the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a
NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

B. TEMPORARY DEFENSIVE POSITION

The Fund may assume a temporary defensive position and may invest without limit in money market instruments that are of prime quality. Prime quality money market instruments are those instruments that are rated in one of the two short-term highest rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include U.S. Government Securities, commercial paper, time deposits, bankers acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds. The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

C. CONVERTIBLE SECURITIES

The Fund may only invest in convertible securities that are investment grade.

1. In General

Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are debt securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities or preferred equity in that they ordinarily provide a stream of income with generally higher yields than do those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but usually are subordinated to non-convertible debt securities.

Convertible securities have unique investment characteristics in that they generally have higher yields than common stocks, but lower yields than comparable non-convertible securities. Convertible securities are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

2. Risks

Investment in convertible securities generally entails less risk than investment in the issuer's common stock. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. An increase in interest rates typically causes a fall in the value of such instruments.

3. Value of Convertible Securities

The value of a convertible security is a function of its "investment value" and its "conversion value". The investment value of a convertible security is determined by comparing its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege. The conversion value is the security's worth, at market value, if converted into the underlying common stock. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may affect the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

D. ILLIQUID AND RESTRICTED SECURITIES

The Fund may not acquire or invest in "illiquid securities" if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in such securities.

1. In General

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal within seven days, purchased over-the-counter options, securities which are not readily marketable and restricted securities. Restricted securities, except as otherwise determined by the Adviser, are securities subject to contractual or legal restrictions on resale because they have not been registered under the
1933 Act.

2. Risks

Certain risks are associated with holding illiquid and restricted securities.
For instance, limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay.
The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

3. Determination of Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities.
Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

E. WARRANTS

The Fund may invest in warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.

1. Risks

Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities that may be purchased nor do they represent any rights in the assets of the issuing company. Investments in warrants involve certain additional risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein). The Fund will not invest in warrants if (i) more than 5% of the Fund's total assets would be invested in warrants or (ii) more than 2% of the value of the Fund's total assets would be invested in warrants not listed on the New York Stock Exchange or the American
Stock Exchange.

                           2. INVESTMENT LIMITATIONS

For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder,
IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board may change a nonfundamental policy of the
Fund without shareholder approval.

FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations, which are fundamental policies of the Fund. The Fund may not:

1.  Purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

2.  Invest more than 25% of the value of its total assets in any particular industry;

3.  Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

4.  Make loans of its assets to any person, except for the purchase of debt securities.

5.  Borrow money except for (1) the short-term credits from banks referred to in paragraph 3 above and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets
    (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made;

6.  Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph
    5 above;

7.  Purchase the securities of any other investment company, except that the
    Fund may invest up to 10% of its total assets in such securities through purchases in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, or except when such purchase is part of a merger, consolidation or acquisition of assets;

8.  Act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act. The Fund will not, however, invest more than 10% of the value of its total assets in the aggregate in restricted or not readily marketable securities or in repurchase agreements maturing or terminable in more than seven days;

9.  Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;

10. Sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

11. Purchase or acquire commodities or commodity contracts;

12. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

13. Participate on a joint, or a joint and several, basis in any securities trading account; or

14. Invest in companies for the purpose of exercising control.

The Fund has adopted the following non-fundamental investment restrictions, which may be changed without the approval of the Fund's stockholders. The Fund may not:

     a.  Invest in any oil, gas or other mineral lease; or

     b.  Invest in the securities of other investment companies except to the extent permitted by the 1940 Act.

If a percentage restriction or a rating on investment is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's portfolio securities or a later change in the rating of a portfolio security will not be considered a violation of the Fund's policies or restrictions.

                                 3. MANAGEMENT

A. DIRECTORS AND OFFICERS

Directors and Officers of the Fund. The business and affairs of the Fund are managed under the direction of the Board in compliance with the laws of the state of Maryland. Among its duties, the Board generally meets and reviews on a quarterly basis the actions of all of the Fund's service providers. This review also includes a periodic review of the service provider's agreements and fees charged to the Fund. The names of the Directors and officers of the Fund, their address and date of birth, their position with the Fund, length of service, and principal occupations during the past five years are set forth below. For each
Director, information concerning the number of portfolios overseen by the
Director and other directorships/trusteeships held by the Director has also been included. Independent and interested Directors have been segregated. Each
Director and officer holds office until his or her successor is elected and qualified. Each Director and officer may resign upon written notification to the Fund.

                                                                          Number of
                                                                          Portfolios  Other
                                                                          in Fund     Directorships/
                                      Length    Principal Occupation(s)   Complex     Trusteeships
Name, Address        Position(s)      of Time   During the Past Five      Overseen    Held By
and Date of Birth    With the Fund    Served/1/ Years                     by Director Director
-----------------    -------------    --------  -----------------------   ----------- --------------
Independent Directors
Dr. D. Kenneth Baker  Director; Audit  March    Retired, since 1999;      1           None
3088 Fairway          Committee/(1)/   1987 to  Consultant, Princeton
Woods, Carolina       (member);        present  University, 1990 - 1998;
Trace                 Nominating                Consultant, University of
Sanford, North        Committee/(2)/            Pennsylvania, 1992 -
Carolina 27330        (Chair);                  1998
Born: October 1923    Valuation
                      Committee/(3)/
                      (member)

Harry W. Clark        Director; Audit  January  Managing Partner,         1           None
151 Stanwich Road     Committee/(1)/   2006 to  Stanwich Group LLC
Greenwich,            (member);        present  (public policy consulting
Connecticut 06830     Nominating                firm) since January
Born: March 1949      Committee/(2)/            2001; Managing Partner,
                      (member);                 Clark & Weinstock
                      Valuation                 (policy and
                      Committee/(3)/            communications
                      (member)                  consulting firm) July
                                                1987 - December 2001

H. Williamson         Director; Audit  January  Director/Portfolio        1           None
Ghriskey, Jr.         Committee/(1)/   2006 to  Manager, Trainer
1 Buckfield Lane      (Chair);         present  Wortham (investment
Greenwich,            Nominating       /(3)/    counseling firm)
Connecticut 06831     Committee/(2)/            September 1978 to
Born: May 1944        (member);                 present (Director since
                      Valuation                 September 1997)
                      Committee/(3)/
                      (member)

John L. Lesher        Director; Audit  April    Consultant, Jack Lesher   1           None
402 West Lyon Farm    Committee/(1)/   1985 to  & Associates
Drive                 (member);        present  (management
Greenwich,            Nominating                consulting) since 1999
Connecticut 06831     Committee/(2)/
Born: February 1934   (member);
                      Valuation
                      Committee/(3)/
                      (member)

                                                                       Number of
                                                                       Portfolios in Other
                                             Principal                 Fund          Directorships/
Name, Address                  Length of     Occupation(s)             Complex       Trusteeships
and Date of   Position(s)      Time          During the Past Five      Overseen      Held By
Birth         With the Fund    Served/1/     Years                     by Director   Director
------------- -------------    ---------     --------------------      ------------- --------------
Independent Directors cont.
David Blair     Director;       January      Managing Partner, Kelso   1             None
Kelso           Audit           2006 to      Advisory Services
87 Hillcrest    Committee/(1)/  present/(3)/ (consulting firm) since
Ave.            (member);                    October 2003; Executive
Summit,         Nominating                   Vice President, Strategy
New Jersey      Committee/(2)/               & Finance, Aetna, Inc.
07901           (member);                    (insurance firm)
Born:           Valuation                    September 2001 -
September       Committee/(3)/               September 2003; Chief
1952            (member)                     Financial Officer,
                                             Executive Vice
                                             President, and Managing
                                             Director, Chubb, Inc.
                                             (insurance firm) August
                                             1996 - August 2001;
                                             Director, Aspen
                                             Holdings, Inc.
                                             (insurance firm) June
                                             2005 to present;
                                             Director, Kelso Risk
                                             Management (insurance
                                             brokerage) September
                                             1990 to present

John J.         Director;       April        Director, Clean Diesel    1             None
McCloy II       Audit           1985 to      Technology, Inc.
313             Committee/(1)/  present      (environmental
Stanwich        member;                      technology firm) since
Road            Nominating                   2005; Director, Ashland
Greenwich,      Committee/(2)/               Management
Connecticut     (member);                    (investment
06830           Valuation                    management) since
Born:           Committee/(3)/               2003; Chairman,
November        (member)                     SpringerRun, Inc.
1937                                         (marketing) since 2002;
                                             Director, American
                                             Council on Germany
                                             (non-profit entity) since
                                             2002; Chairman,
                                             Gravitas Technologies,
                                             Inc. (information
                                             technology firm) since
                                             2001; Entrepreneur, J.J.
                                             McCloy II, Inc.
                                             (investment
                                             management) since 1980

                                                                                           Number of
                                                                                           Portfolios
                                                                                           in Fund    Other
                                                                                           Complex    Directorships/
                                              Length of                                    Overseen   Trusteeships
Name, Address                Position(s)      Time            Principal Occupation(s)      by         Held By
and Date of Birth            With the Fund    Served          During the Past Five Years   Director   Director
-----------------            -------------    --------------- --------------------------   ---------- --------------
Interested Directors
Harry Burn, III, M.B.A./(4)/   Chairman and   April 1985 to   Chairman and Director,       1          None
8 Sound Shore Drive            Director;      present         Sound Shore Management,
Greenwich, Connecticut         Valuation      (Chairman       Inc. (investment adviser)
06836                          Committee/(3)/ September 1992  since 1978
Born: January 1944             (member)       to present)     Chartered Financial Analyst

T. Gibbs Kane, Jr./(5)/        President and  April 1985 to   President and Director,      1          None
8 Sound Shore Drive            Director,      present         Sound Shore Management,
Greenwich, Connecticut         Valuation                      Inc. (investment adviser)
06836                          Committee/(3)/                 since 1978
Born: May 1947                 (member)                       Chartered Financial Analyst
Officers

Shanna S. Sullivan             Secretary;     October         Vice President, Treasurer,   N/A        N/A
8 Sound Shore Drive            Valuation      1985 to present Secretary and Director,
Greenwich, Connecticut         Committee/(3)/                 Sound Shore Management,
06836                          (Chair)                        Inc. (investment adviser)
Born: August 1945                                             since 1979

Simon D. Collier               Treasurer      April 2005 to   Managing Director and        N/A        N/A
Two Portland Square                           present         Principal Executive Officer,
Portland, Maine 04101                                         Foreside Fund Services, LLC,
Born: October 1961                                            the Fund's Distributor since
                                                              2005; Chief Operating
                                                              Officer and Managing
                                                              Director, Global Fund
                                                              Services, Citibank, N.A.
                                                              2003 - 2005; Managing
                                                              Director, Global Securities
                                                              Services for Investors,
                                                              Citibank, N.A. 1999 - 2003
--------
/(1)/ Pursuant to a charter adopted by the Board, the Audit Committee oversees the Fund's fund accounting and auditing processes. The Audit Committee is comprised of all the independent directors. The Audit Committee is directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by the Fund
      (including resolution of disagreements between management and the auditor regarding financial reporting). During the fiscal year ended December 31,
      2005, the Audit Committee met three times.
/(2)/ Pursuant to a charter adopted by the Board, the Nominating Committee oversees the composition of both the Board as well as the various committees of the Fund. The Nominating Committee is comprised of all the independent directors. The charter provides that the Committee is to
      (i) evaluate candidates' qualifications and their independence from the
      Adviser and other principal service providers; (ii) select persons who are "independent" in terms of both the letter and spirit of the 1940 Act;
      and (iii) consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with managers or service providers. It also must periodically review the composition of the Board to determine whether for any reason it may be appropriate to add new investors.

      During the fiscal year ended December 31, 2005, the Nominating Committee met one time. Under the Nominating Committee charter, the Committee reviews candidates for, and makes nominations of, independent directors to the Board. The Fund is not required to hold annual meetings of shareholders for the election of Directors and holds shareholder meetings for the election of Directors only when, pursuant to the requirements of
      1940 Act, less than a stipulated number of Directors were elected by shareholders. Consequently, the Nominating Committee has not adopted a policy with regard to the consideration of Director candidates by shareholders, nor has it established formal procedures to be followed by shareholders who might wish to submit a recommendation.
/(3)/ Pursuant to a charter adopted by the Board, the Valuation Committee is composed of all independent Directors, any two officers of the Fund and a representative of the Adviser. The purpose of the Committee is to ensure that the securities and others assets of the Fund are valued in accordance with the Fund's Portfolio Valuation Procedures. The Valuation
      Committee meets when necessary. During the fiscal year ended December 31,
      2005, the Valuation Committee did not meet.
/(4)/ Mr. Burn owns a controlling interest in the Adviser for which he serves as Chairman and Director. He is one of the portfolio managers of the Fund.
/(5)/ Mr. Kane owns a controlling interest in the Adviser for which he serves as President and Director. He is one of the portfolio managers of the
      Fund.

Director Ownership in the Fund

                                                   Aggregate Dollar Range of
                                                 Ownership as of December 31,
                      Dollar Range of Beneficial 2004 in all Funds Overseen by
 Directors              Ownership in the Fund    Director in the Fund Complex
 ---------            -------------------------- -----------------------------
 Independent Directors
 Dr. D. Kenneth Baker       over $100,000                over $100,000
 John L. Lesher                  $0                           $0
 John J. McCloy                  $0                           $0
 Interested Directors
 Harry Burn III             over $100,000                over $100,000
 T. Gibbs Kane, Jr.         over $100,000                over $100,000

Ownership in Securities of the Adviser and Related Companies

As of December 31, 2004, no independent Director or any of his immediate family members owned beneficially or of record securities of the Fund's investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with the Fund investment adviser or principal underwriter.

B. COMPENSATION OF DIRECTORS AND OFFICERS

Each Director, other than those affiliated with the Adviser, receives quarterly fees of $750 plus $1,000 per meeting attended.

Directors are also reimbursed for travel and related expenses incurred in attending meetings of the Board. Directors that are affiliated with the Adviser receive no compensation for their services or reimbursement for their associated expenses. No officer of the Fund is compensated by the Fund.

The following table sets forth the fees paid to each Director by the Fund for the fiscal year ended December 31, 2004.

                                     Pension or
                                     Retirement
                      Aggregate   Benefits Accrued    Estimated       Total
                     Compensation as Part of Fund  Annual Benefits Compensation
Name, Position        from Fund       Expenses     upon Retirement  from Fund
--------------       ------------ ---------------- --------------- ------------
Dr. D. Kenneth Baker    $6,250           $0              $0           $6,250
Charles J. Hedlund      $2,250           $0              $0           $2,250
John L. Lesher          $3,250           $0              $0           $3,250
John J. McCloy II       $5,250           $0              $0           $5,250
Walter R. Nelson        $5,250           $0              $0           $5,250

C. INVESTMENT ADVISER

1. Services of Adviser

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Fund. Under that agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund.

2. Ownership of Adviser/Affiliations

The Adviser is 100% owned by Harry Burn, III, T. Gibbs Kane, Jr., and Shanna S.
Sullivan and therefore controlled by Harry Burn, III, T. Gibbs Kane, Jr., and
Shanna S. Sullivan. The Adviser is registered as an investment adviser with the
SEC under the Investment Advisers Act of 1940, as amended.

The Directors or officers of the Fund that are employed by the Adviser (or affiliates of the Adviser) are Harry Burn, III, T. Gibbs Kane, Jr., Shanna S.
Sullivan and Ellen S. Smoller.

3. Fees

The Adviser's fee is calculated as a percentage of the applicable Fund's average net assets. The fee is accrued daily by the Fund and is paid monthly, equal to 0.75% per annum based on average daily net assets for the previous month.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that are invested in the Fund. If an investor in the Fund also has a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from a client.

Table 1 in Appendix B shows the dollar amount of fees paid to the Adviser for the last three fiscal years.

4. Advisory Agreement Approval and Other Provisions of Adviser's Agreement

The Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, as defined in the 1940 Act, and in either case by a majority of the Directors who are not parties to the agreement or interested persons of any such party.

The Advisory Agreement may be terminated at any time, without the payment of any penalty, by vote of either a majority of the Fund's outstanding voting securities, as defined, or by vote of a majority of the Fund's entire Board on sixty days' notice to the Adviser, or by the Adviser on sixty days' notice to the Fund.

Under the Advisory Agreement, the Adviser is not liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the agreement will be deemed to protect the Adviser against any liability to the Fund or to the Fund's security holders by reason of the
Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement or by reason of the Adviser's reckless disregard of the Adviser's obligations and duties under the agreement.

At the January 27, 2005 meeting of the Board, the Board, including the
Independent Directors, considered the re-approval of the Adviser's agreement.
In evaluating the Adviser's agreement, the Board discussed the Fund's Advisory fee of 75 basis points. The Directors noted that (1) the Fund's advisory fee was consistent with the mean advisory fee of the Comparison Group; (2) many of the mutual funds within the Comparison Group maintained advisory fees of 100 basis points; and (3) the Fund's overall strong performance.

The Board also discussed the difference in the management fee charged to the
Fund and the fee charged to the Advisor's other clients. The Board noted the
Advisor's rationale for the Fund's higher advisory fee including that more time and attention was required to manage the Fund and that the Fund was subject to more trading activity than the Adviser's other accounts due to daily cash flow movements into and out of the Fund by shareholders. The Board also noted the
Adviser's representation that the additional trading activity required the Fund portfolio managers to review the portfolio positions on a daily basis and that more time and attention was required to service the Fund due to web site requirements, quarterly Board meeting requirements, the maintenance of proxy voting records; and the coordination of Citigroup's services to the Fund. The
Board then noted the Adviser's work ethic and responsiveness to the Directors, the Adviser's clean disciplinary history and comprehensive Compliance Program.
The Board then discussed the Adviser's business contingency plan and noted that
Mr. DeGulis was in a position to implement the Adviser's investment philosophy in the case of the absence of Messrs. Kane and Burn. The Board reviewed the
Adviser's financial statements and noted that the adviser was solvent. The
Board then considered information provided by the Adviser regarding its profitability with respect to the Fund. Meeting separately with Fund Counsel, the Independent Directors reviewed and considered the written materials provided to them, which included the terms of the advisory agreement, the long, mid, and short term performance of the Fund measured against the Fund's benchmarks, information concerning revenue the Adviser receives from the Fund and the costs the Adviser incurs in connection with the services it renders to the Fund. The materials also included a comparative analysis of contractual expenses borne by the Fund and its peer group consisting of U.S. diversified equity funds reporting no load and no 12b-1 fees with assets of $500 million to
$2 billion on an aggregate basis, as well as with respect to advisory, administration, transfer agent and fund accounting fees.

The Independent Directors also took into account (1) the consistent quality of services provided by the Adviser, (2) the reputation of the Adviser, (3) the experience of its personnel and the efficiency and economy of its operations and (4) the fact that while the fees charged by the Adviser to private accounts are lower than those charged to the Fund, the Adviser has additional responsibilities in connection with its services to the Fund, including compliance with the 1940 Act, preparation of Board and shareholder materials and increased trading activity associated with daily inflows and outflows of
Fund Assets. While the Directors did not identify any single factor as controlling, the Directors, after considering all the factors, resolved to approve continuance of the Advisory Agreement as in the best interests of the
Fund and its shareholders.

The Independent Directors then reported their conclusions and vote to the full
Board for further action.

5. Portfolio Manager Information

As of December 31, 2004, Harry Burn, III, T. Gibbs Kane, Jr. and John P.
DeGulis acted as portfolio managers for one other mutual fund which, as of
December 31, 2004, had allocated to the Adviser for management, assets with a value of $108.3 million. This mutual fund does not pay the Adviser a performance-based fee. The portfolio managers do not service any other pooled investment vehicles.

As of December 31, 2004, Messrs. Burn, Kane and DeGulis acted as portfolio managers for 39 other accounts with a market value of $2.7 billion. Of these accounts, only one pays the Adviser a performance-based fee. As of December 31,
2004, the market value of this account was $50.9 million.

Messrs. Burn, Kane and DeGulis, like all employees of the Adviser, receive a fixed cash salary, a cash contribution to the Adviser's profit sharing plan, and an annual cash bonus. Bonuses and contributions to the profit sharing plan are not based on the performance of the Fund or any other account, but are paid each year out of a pool comprised of the excess of aggregate revenues from all sources, less aggregate expenses. Senior management, including the portfolio managers, receive a significant amount of the pool.

As of December 31, 2004, Messrs. Kane and Burn each owned Fund shares valued in excess of $1 million while Mr. DeGulis owned Fund shares valued between
$100,001-$500,000.

D. DISTRIBUTOR

1. Distribution Services and Compensation of Distributor

The Distributor serves as the distributor (also known as principal underwriter)
of the shares of the Fund and is located at Two Portland Square, Portland,
Maine 04101. The Distributor is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc.

Under its agreement with the Fund, the Distributor acts as the agent of the
Fund in connection with the offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The
Distributor has no obligation to sell any specific quantity of Fund shares.

The Distributor receives no compensation for its distribution services. Shares are sold with no sales commission; accordingly, the Distributor receives no sales commissions.

2. Compliance Services

Under a Compliance Services Agreement (the "Compliance Agreement") with the
Fund, the Distributor provides a Chief Compliance Officer ("CCO") to the Fund as well as certain additional compliance support functions ("Compliance
Services"). For its services, the Distributor receives a fee equal to 0.0045%
of the average daily net assets of the Fund and the Fund also pays the CCO
$40,000 per annum.

The Compliance Agreement continues in effect until terminated. The Compliance
Agreement is terminable with or without cause and without penalty by the Fund's
Board or by the Distributor on 60 days' written notice to the other party. The provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance Agreement, the Distributor is not liable to the Fund or its shareholders for any act or inaction by it in the absence of bad faith, reckless disregard, gross negligence or willful misfeasance in the performance of its duties and its obligations under the Compliance Agreement. Under the
Compliance Agreement, the Distributor and certain related parties (such as the
Distributors officers and persons who control the Distributor) are indemnified by the Fund against any and all claims and expenses related to the
Distributor's actions or failure to act, except for the Distributor's own bad faith, reckless disregard, gross negligence, willful misfeasance or breach of the Compliance Agreement.

Table 2 in Appendix B shows the dollar amount of the fees paid to the
Distributor for CCO and Compliance Services, the amount of fees waived by the
Distributor, and the actual fees received by the Distributor. The data is for the past fiscal year.

E. OTHER FUND SERVICE PROVIDERS

1. Administrator

Pursuant to an administration agreement with the Fund (the "Administration
Agreement"), the Administrator is responsible for overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent, as well as auditing, shareholder servicing and other services performed for the Fund.
Among other things, it also monitors sales of Fund shares, maintains Fund records, oversees the calculation of performance data and oversees distributions to Fund shareholders to maintain qualification of the Fund as a regulated investment company.

For its services, the Administrator receives a fee from the Fund equal to 0.10%
of the average daily net assets of the Fund. The fees are accrued daily by the
Fund and are paid monthly for services performed under the agreement during the prior calendar month. It also receives $1,500 per fiscal period for preparing and filing federal and state tax returns and fees for mailing filings with the
SEC in electronic format.

The Administration Agreement is terminable without penalty by the Board or by the Administrator on 60 days' written notice. Under the Administration
Agreement, the Administrator is not liable to the Fund for any act or inaction by it in the absence of bad faith, willful misconduct or gross negligence or based upon information, instructions or requests made to it by a duly authorized officer of the Fund.

Under the Administration Agreement, the Administrator and certain related parties (such as the Administrator's officers and persons who control the
Administrator) are indemnified by the Fund against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care, requiring it to use its best judgment and efforts in rendering the services described in the
Administration Agreement.

Table 3 in Appendix B shows the dollar amount of fees paid to the Administrator for services rendered to the Fund, the amount of fees that were waived by the
Administrator, if any, and the actual fees received by the Administrator for the last three fiscal years.

2. Fund Accountant

As fund accountant, pursuant to an agreement with the Fund (the "Accounting
Agreement"), the Accountant provides fund accounting services to the Fund.
These services include maintaining certain portfolio records of the Fund, calculating the NAV per share of the Fund and the Fund's dividends and distributions, if any, and preparing periodic reports to shareholders and the
SEC.

For its services, the Accountant receives a fee from the Fund at an annual rate of $60,000.

The Accounting Agreement is terminable without penalty by a vote of a majority of the Board or by the Accountant on 60 days' written notice. Under the
Accounting Agreement, the Accountant is not liable to the Fund for any act or inaction in the absence of bad faith, willful misconduct or gross negligence or based upon information, instructions or requests made to it by a duly authorized officer of the Fund.

Under the Accounting Agreement, the Accountant and certain related parties
(such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the
Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care, requiring it to use its best judgment and efforts in rendering the services described in the Accounting Agreement.

Table 4 in Appendix B shows the dollar amount of fees paid to the Accountant for the last three fiscal years.

3. Transfer Agent

As transfer agent and distribution paying agent, pursuant to an agreement with the Fund (the "Transfer Agency Agreement"), the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square,
Portland, Maine 04101 and is registered as a transfer agent with the Office of the Comptroller of the Currency.

4. Custodian

The Custodian, pursuant to an agreement with the Fund, safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ sub-custodians. The Custodian is located at 388 Greenwich Street, 14th Floor, New York, New York 10013.

5. Legal Counsel

Legal matters in connection with the issuance of shares of the Fund are passed upon by Dechert LLP, 30 Rockefeller Plaza, New York, New York 10112.

6. Independent Registered Public Accounting Firm

Deloitte & Touche LLP, an independent registered public accounting firm, has been selected as auditors for the Fund. The auditors audit the annual financial statements of the Fund and provide the Fund with an audit opinion. The auditors also review certain regulatory filings of the Fund as well as prepare the
Fund's tax returns.

                           4. PORTFOLIO TRANSACTIONS

A. HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities
(for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the
Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B. COMMISSIONS PAID

Table 5 in Appendix B shows the aggregate brokerage commissions paid for the past three fiscal years.

C. ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser of the Fund places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. The
Fund does not have any obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser of the Fund seeks "best execution" for all portfolio transactions.
This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

1. Choosing Broker

In selecting a broker to execute securities transactions, the Adviser considers a variety of factors including the broker's execution capability, the commission rate charged by the broker, the value of research provided by the broker, the broker's financial responsibility, and the broker's responsiveness to the Adviser.

2. Obtaining Research from Brokers

The Adviser relies on outside research services provided by brokers to augment its knowledge of economic and corporate events to each client's end benefit.
The Adviser believes that such services save time and duplication of effort and aid in the performance of client accounts. Therefore, the Adviser may pay a broker from whom it receives research services a brokerage commission in excess of that which another broker might have charged from effecting the same transactions. Brokerage commissions generated by the trading activities of one client account may be used to provide research to assist the Adviser in carrying out its responsibilities both for that client account, as well as other accounts without tracing benefits to commissions generated by a particular client account.

In selecting a broker to execute securities transactions, the Adviser considers a variety of factors, including the value of research provided by the broker, the broker's execution capability, the commission rate charged by the broker, the broker's financial responsibility and the broker's responsiveness to the
Adviser. Subject to the criteria of Section 28(e) of the Securities Exchange
Act of 1934 ("Section 28(e)"), the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transactions, in recognition of these other factors. The
Adviser believes it is important to its investment decision-making processes to have access to independent research.

Generally, research services provided by brokers include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. Such research services are received primarily in the form of access to various computer-generated data, written reports, telephone contacts and personal meetings with security analysts, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. While brokers with whom the
Adviser effects trades may provide the Adviser with their own internally produced research, in some cases, research services are generated by third parties and supplied to the Adviser by or through brokers provided that, in this case, the broker must directly incur the obligation to pay the third party.

Research services may also consist of equipment, such as computer hardware or software or quotation equipment, which is used to support research functions.
In the case of equipment with a mixed use; i.e. partly for research and partly for administrative matters, the Adviser must pay cash for that portion of total usage which is not research-related.

3. Aggregation of Orders

The Adviser has adopted an Aggregation Order Policy for the purchase or sale of the same security for client accounts. The Adviser will generally aggregate transactions provided that aggregation is consistent with its duty to seek best execution (which includes the duty to seek best price) for its clients and is consistent with the terms of the Adviser's investment advisory agreement with each client for which trades are being aggregated. Prior to entering an aggregated trade order, the Adviser prepares a trading blotter allocating shares on a pro rata basis to the participating client accounts. The shares are allocated pro rata based on account size, but adjusted when necessary to reflect client specific factors such as recent additions or withdrawals, as well as client directives i.e., "no tobacco," position size directives "no more than 3% at cost," or "up to 10% at market," etc. In general, the Adviser strives to equalize positions in a security throughout its client base, to these target percentages equitably. If the order is partially filled, it will be allocated pro rata based on the trading blotter, although exceptions will be made for clients whose share percentage before the trade is more/or less than other clients, so that the additional shares purchased or sold bring all clients as close to the same targeted ownership percentage as is practicable.
An aggregated order provides the participants the average share price for all the Adviser's purchases/sales executed in that order throughout a given business day, with transaction costs shared pro rata based on each client's participation in the transaction. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the trading blotter if all client accounts receive fair and equitable treatment, and the reason for the variation is recorded on the trading blotter.

Occasionally the Adviser will participate in Initial Public Offerings (IPO's).
In most cases, the Adviser is unable to purchase sufficient shares to fill all clients to a meaningful position. If sufficient shares are purchased, the security will be allocated as described in the preceding paragraph. If it is not practical to allocate on a pro rata basis as the number of shares purchased is so small, then allocation will be made alphabetically utilizing a procedures which should not advantage or disadvantage any client account.

4. Counterparty Risk

The Adviser of the Fund monitors the creditworthiness of any potential counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

5. Transactions through Affiliates

The Adviser of the Fund may not effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons), if any. The Board has not adopted respective procedures.

6. Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser of the Fund or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security.

7. Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. Portfolio turnover rate is reported in the Prospectus. From time to time the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. It is not the Fund's intent, nor has it been its practice, to engage in active and frequent trading of its securities. This type of trading could increase the amount of capital gains realized by the Fund and total securities transactions costs. The Fund expects normal turnover in the range of 50-75%, although there can be periods of greater or lesser action based upon market and corporate earnings activity. An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

D. SECURITIES OF REGULAR BROKER-DEALERS

From time to time the Fund may acquire and hold securities issued by its
"regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or
(3) sold the largest amount of the Fund's shares during the Fund's last fiscal year. During the past fiscal year, the Fund did not acquire and hold any securities issued by its regular brokers and dealers.

E. PORTFOLIO HOLDINGS

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC. Specifically, the Fund's portfolio holdings are considered publicly available when quarterly Form 13Fs are filed electronically by the Adviser, with the SEC, where they may be viewed by the public. Form 13F lists all securities held in accounts over which the Adviser has investment discretion. Form 13F must be filed within 45 days after the end of each calendar quarter. In addition, portfolio holdings as of the end of the
Fund's annual and semi-annual fiscal periods are reported to the SEC on Form
N-CSR within 10 days of the mailing of the annual or semi-annual report
(typically no later than 70 days after the end of each such period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Fund's latest semi-annual report to shareholders or a copy of the
Fund's latest Form N-Q, which contains the Fund's portfolio holdings by contacting the Transfer Agent at (800) 551-1980.

The Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the
Fund's operation that the Fund has retained them to perform. The Fund's investment adviser, who manages the Fund's portfolio, has regular and continuous access to the Fund's portfolio holdings. In addition to the Fund's investment adviser, the administrator, custodian, fund accountant, pricing services, proxy voting service and financial printers have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. The Fund's
Directors and officers, and legal counsel to the Fund and to the Independent
Directors, may receive such information on an as needed basis. The Fund's distributor receives nonpublic portfolio holdings information at least quarterly, while the Fund's independent accountants receive such information at least annually. The Board may authorize additional disclosure of the Fund's portfolio holdings.

With respect to the Fund's Directors and officers, the Adviser, and the
Distributor, the Board has approved codes of ethics (collectively, "Codes")
that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. In addition, the Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes of conduct, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund's CCO monitors the Fund's compliance with this disclosure policy and annually reviews information regarding the identity of each service provider or other authorized party that receives information regarding Fund portfolio holdings prior to public dissemination. With exception of those service providers identified above, who receive information on an ongoing or as needed basis in order to perform their contractual or fiduciary duties to the Fund, the Chief Compliance Officer also reviews the frequency with which the authorized party receives such information and the business purpose for which the disclosure is made.

In order to help facilitate the Board's determination that nonpublic portfolio holdings disclosure to service providers prior to public dissemination is in the best interests of Fund shareholders, the CCO will make an annual report to the Board on such disclosure. In addition, the Board will receive any interim reports that CCO may deem appropriate. Any conflict of interest identified between the interests of shareholders on the one hand and those of the Adviser, the Distributor, or any affiliated person of the Fund, the Adviser or the
Distributor, on the other, that are not resolved under the Codes and that may arise as a result of the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

               5. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

A. GENERAL INFORMATION

Shareholders may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent's offices located at Two Portland
Square, Portland, Maine 04101.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

B. ADDITIONAL PURCHASE INFORMATION

Shares of the Fund are sold on a continuous basis by the distributor at net asset value ("NAV") per share without any sales charge. Accordingly, the offering price per share is the same as the NAV per share. That information is contained in the Fund's financial statements (specifically in the statements of assets and liabilities).

The Fund reserves the right to refuse any purchase request in excess of 1% of the Fund's total assets.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1. IRAs

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

2. UGMAs/UTMAs

If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.

3. Purchases Through Financial Institutions

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. When you purchase the Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Fund may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

C. ADDITIONAL REDEMPTION INFORMATION

The Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

1. Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange
Commission determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2. Redemption In Kind

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities, however, if the Board determines conditions exist which would make payment in cash detrimental to the best interests of the
Fund. If redemption proceeds are paid wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Fund has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the
Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities would be made.

D. NAV DETERMINATION

In determining the Fund's NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price. If no sale price is reported, the mean of the last bid and ask price is used. If market quotations are not readily available, insufficient or inaccurate, then securities are valued at fair value as determined by the Fund's Portfolio Securities Valuation Procedures.

E. DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV per share as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of the Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

                                  6. TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders that are not described in the
Prospectus. No attempt has been made to present a complete explanation of the
Federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisor as to the Federal, state, local and foreign tax provisions applicable to them.

A. QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year-end of the Fund is December 31 (the same as the Fund's fiscal year end).

1. Meaning of Qualification

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses), net short-term capital gains, and capital gain net income (i.e., the excess of long-term capital gains over long-term capital losses) that it distributes to shareholders. In order to qualify as a regulated investment company the Fund must satisfy the following requirements:

  .   The Fund must distribute at least 90% of its investment company taxable income (i.e., net investment income and net short-term capital gains) for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

  .   The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, income from certain publicly traded partnerships, and gains from the sale or other disposition of securities, or other income derived from its business of investing in securities.

  .   The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S.
      government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of the issuer and as to which the Fund does not hold more than
      10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), certain publicly traded partnerships, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2. Failure to Qualify

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits. A portion of these distributions generally may be eligible for the dividends-received deduction in the case of corporate shareholders or dividends qualified for lower tax rates in the case of individual shareholders.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B. FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its net investment income semi-annually each tax year. These distributions are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders if certain holding period requirements are satisfied.

Some of the Fund's distributions may be treated as "qualified dividend income,"
taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholder receiving the distribution.

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made annually, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years)
may be used to offset any current capital gain (whether short- or long-term).
All capital loss carryovers are listed in the Fund's financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce the shareholder's tax basis in the shares and are treated as gain from the sale of the shares to the extent the shareholder's basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

A shareholder may purchase shares whose net asset value at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to the shareholder in the manner described above, although the distribution economically constitutes a return of capital to the shareholder.

Shareholders purchasing shares of the Fund just prior to the ex-dividend date of a distribution will be taxed on the entire amount of the distribution received, even though the net asset value per share on the date of the purchase reflected the amount of the distribution.

If a shareholder holds shares for six months or less and redeems shares at a loss after receiving a capital gain distribution, the loss will be treated as a long-term capital loss to the extent of the distribution.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October,
November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by the shareholders (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

Shareholders will be advised annually as to the Federal income tax consequences of distributions made (or deemed made) to them during the year.

C. FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The Fund has elected to substitute its December tax year for the one-year period ending on October 31.

For purposes of calculating the excise tax, the Fund reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the
Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

D. SALE OR REDEMPTION OF SHARES

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption (a so called "wash sale"). In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of capital gain distributions received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (3) and (4) generally will apply in determining the holding period of shares. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carryovers from excess losses.

E. WITHHOLDING TAX

The Fund will be required to withhold Federal income tax at the required
Federal backup withholding rate on distributions paid to any shareholder:
(1) who has failed to provide correct tax payer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

F. FOREIGN SHAREHOLDERS

Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income distributions paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. Subject to certain limitations, distributions paid to certain foreign shareholders may be exempt from withholding through 2007 to the extent that such distributions are attributable to certain qualified interest or net short-term capital gains. The foreign shareholder generally would be exempt from Federal income tax on gain realized on the sale of shares of the Fund, long-term capital gain distributions from the Fund and amounts retained by the
Fund that are designated as undistributed long-term capital gain.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a noncorporate foreign shareholder, the Fund may be required to withhold Federal income tax at the Federal backup withholding rate on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.

The tax rules of other countries with respect to distributions from the Fund can differ from the rules for Federal income taxation described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in the Fund, distributions from the Fund, the applicability of foreign taxes and related matters.

G. STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from the Fund can differ from the rules for
Federal income taxation described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in the Fund, distributions from the Fund, the applicability of state and local taxes and related matters.

                               7. OTHER MATTERS

A. GENERAL INFORMATION

Sound Shore Fund, Inc. was organized as a corporation under the laws of the
State of Maryland on February 15, 1985. The Fund has operated under that name and as an investment company since that date.

Sound Shore Fund, Inc. is registered with the SEC as an open-end, management investment company (a "mutual fund") under the 1940 Act. The Fund is diversified as that term is defined by the 1940 Act. The Fund offers shares of beneficial interest in its sole series.

It is not intended that meetings of shareholders be held except when required by Federal or Maryland law and all shareholders of the Fund are entitled to vote at shareholders' meetings. The Fund has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Fund.

The Fund will continue indefinitely until terminated.

B. CODE OF ETHICS

The Fund, the Adviser, and the Distributor have adopted codes of ethics under
Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Fund, the Adviser and the
Distributor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund.

C. SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of the Fund has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately. Maryland law does not require the Fund to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Fund.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in the Fund is entitled to the shareholder's pro rata share of all distributions arising from the Fund's assets and, upon redeeming shares, will receive the portion of the Fund's net assets represented by the redeemed shares.

Shareholders representing 25% or more of the Fund's outstanding shares may, as set forth in the Articles of Incorporation, call meetings of the Fund for any purpose related to the Fund, including, in the case of a meeting of the Fund, the purpose of voting on removal of one or more Directors.

D. FUND OWNERSHIP

As of April 5, 2005, the percentage of shares owned by all Officers and
Directors of the Fund as a group was less than 1% of the shares of the Fund.

Also as of that date, certain shareholders of record owned 5% or more of the shares of the Fund. These shareholders and any shareholder known by the Fund to own beneficially 5% or more of the shares of the Fund are listed in Table 6 of
Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. As of April 5, 2005, the following persons owned of record
25% or more of the shares of the Fund:

                                                                 Percentage of
  Shareholder                                                    Shares Owned
  -----------                                                    -------------
  Charles Schwab & Co., Inc. - Mutual Funds*                         35.56%
  Special custody account for the exclusive benefit of customers
  101 Montgomery Street
  San Francisco, CA 94104

  National Financial Services Corp.**                                24.30%
  For the exclusive benefit of customers
  P.O. Box 3908
  New York, NY 10008-3908

*  Charles Schwab & Co., Inc. is a corporation organized under the laws of
   California and is a subsidiary of The Charles Schwab Corporation.
** National Financial Services Corp. is a corporation organized under the laws of Massachusetts and is a subsidiary of Fidelity Global Brokerage Group,
   Inc., a wholly owned subsidiary of FMR Corp.

E. LIMITATIONS ON DIRECTORS' AND OFFICERS' LIABILITY

The By-laws of the Fund provide that the Directors and officers will be indemnified to the fullest extent consistent with applicable laws. However, no
Director or officer will be protected against liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

F. PROXY VOTING PROCEDURES

The Board has approved policies and procedures governing the voting of proxies relating to the portfolio securities of the Fund. Those procedures provide for the delegation of the voting of proxies relating to the Fund's portfolio securities to the Adviser. Copies of the Adviser's proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30,
2004 is available (1) without charge, upon request, by contacting the Transfer
Agent at (800) 551-1980; (2) on the Fund's web site at
http://www.soundshorefund.com and (3) on the SEC's web site at
http://www.sec.gov.

G. REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the
Fund's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The complete registration statement, including the exhibits filed therewith, may be examined at the office of the
SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, and reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

H. FINANCIAL STATEMENTS

The financial statements of the Fund for the year ended December 31, 2004 included in the Annual Report to shareholders of the Fund are incorporated herein by reference. These financial statements include the statement of net assets, statement of operations, statement of changes in net assets, financial highlights, notes and report of the independent registered public accounting firm.

                APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

A. CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1. Moody's Investors Service

Aaa  Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A    Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds that are rated Baa are considered as medium-grade obligations
     (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
     Uncertainty of position characterizes bonds in this class.

B    Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C    Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                                      A-1

2. Standard and Poor's Corporation

AAA  An obligation rated AAA has the highest rating assigned by Standard &
     Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA   An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.
     However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB   An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B    An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated CC is currently highly vulnerable to nonpayment.

C    The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D    An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
     Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The 'r' symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns that are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and
     obligations with unusually risky interest terms, such as inverse floaters.

                                      A-2

3. Fitch Ratings

Investment Grade

AAA   Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA    Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A     High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB   Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB    Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B     Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,  High default risk. Default is a real possibility. Capacity for meeting
CC, C financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD,  Default. Securities are not meeting current obligations and are
DD, D extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S.
      corporates, for example, 'DD' indicates expected recovery of 50% - 90%
      of such outstandings and 'D' the lowest recovery potential, i.e. below
      50%.

B. PREFERRED STOCK

1. Moody's Investors Service

Aaa   An issue that is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa    An issue that is rated "Aa" is considered a high-grade preferred stock.
      This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A     An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "Aaa" and "Aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa   An issue that is rated "Baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

                                      A-3

 Ba   An issue which is rated "Ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

 B    An issue that is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

 Caa  An issue that is rated "Caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

 Ca   An issue that is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

 C    This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

 Note Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                      A-4

C. SHORT TERM RATINGS

1. Moody's Investors Service

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.
          Prime-1 repayment ability will often be evidenced by many of the following characteristics:
          .   Leading market positions in well-established industries.
          .   High rates of return on funds employed.
          .   Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          .   Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          .   Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.
          The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's

A-1       A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2       A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3       A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B         A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C         A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial
          commitment on the obligation.

D         A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                      A-5

Fitch Ratings

F1  Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B   Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D   Default. Denotes actual or imminent payment default.

                                      A-6

                       APPENDIX B - MISCELLANEOUS TABLES

Table 1 - Investment Advisory Fees

The following table shows the dollar amount of fees paid to the Adviser for the last three fiscal years

                                                              Advisory Fee Paid
                                                              -----------------
 Year Ended December 31, 2004                                    $9,571,360
 Year Ended December 31, 2003                                    $6,217,639
 Year Ended December 31, 2002                                    $6,735,658

Table 2 - Compliance Fees

The following table shows the dollar amount of fees paid to the Distributor for
Compliance Services rendered to the Fund, the amount of fees waived by the
Distributor, if any, and the actual fees received by the Distributor. The
Compliance Agreement became effective on October 1, 2004 and no fees were charged pursuant thereto for the fiscal years ended 2003 and 2002.

                                  Compliance Fee Compliance Fee Compliance Fee
                                       Paid          Waived        Received
                                  -------------- -------------- --------------
 Year Ended December 31, 2004        $12,781           $0          $12,781

Table 3 - Administrator Fees

The following table shows the dollar amount of fees paid to the Administrator for services rendered to the Fund, the amount of fees waived by the
Administrator, if any, and the actual fees received by the Administrator for the last three fiscal years.

                                                        Administration Fee
                                         Administration Waived and Expenses Administration Fee
                                            Fee Paid        Reimbursed           Received
                                         -------------- ------------------- ------------------
Year Ended December 31, 2004               $1,264,911        $ 75,658           $1,189,253
Year Ended December 31, 2003               $  830,499        $109,743           $  720,756
Year Ended December 31, 2002               $  899,588        $ 72,917           $  826,671

Table 4 - Accountant Fees

The following table shows the dollar amount of fees paid to the Accountant for the last three fiscal years.

                                         Accounting Fee Accounting Fee Accounting Fee
                                              Paid          Waived        Received
                                         -------------- -------------- --------------
Year Ended December 31, 2004                $59,547           $0          $59,547
Year Ended December 31, 2003                $60,536           $0          $60,536
Year Ended December 31, 2002                $60,008           $0          $60,008

                                      B-1

Table 5 - Commissions

The following table shows the aggregate brokerage commissions for the past three fiscal years.

                                                          Total             % of        % of Principal
                                                        Brokerage        Brokerage         Value of
                                                       Commissions      Commissions      Transactions
                                            Total       Paid to an       Paid to an     Executed by an
                                          Brokerage  Affiliate of the Affiliate of the Affiliate of the
                                         Commissions     Fund or          Fund or          Fund or
                                            Paid         Adviser          Adviser          Adviser
                                         ----------- ---------------- ---------------- ----------------
Year Ended December 31, 2004             $2,689,960         $0               0%               0%
Year Ended December 31, 2003             $1,851,114         $0               0%               0%
Year Ended December 31, 2002             $2,758,162         $0               0%               0%

Table 6 - 5% Shareholders

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of the shares of the Fund, as of April 5, 2005.

                                                                              Percentage of
Name and Address                                                   Shares      Fund Owned
----------------                                               -------------- -------------
Charles Schwab and Co. Inc. - Mutual Funds                     18,171,392.528     35.56%
Special custody account for the exclusive benefit of customers
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.                              12,416,024.880     24.30%
For the exclusive benefit of customers
P.O. Box 3908
New York, NY 10008-3908

JPMorgan Chase Bank                                             6,170,407.435     12.07%
Trustee for the benefit of Sun Microsystem Inc.
Tax Deferred Retirement Savings Plan
4300 Ward Parkway
Kansas City, MO 64114

                                      B-2

                       APPENDIX C - PROXY VOTING POLICY

It is the policy of Sound Shore Management, Inc. to vote all proxies over which it has voting authority in the best economic interest of its clients. Our
President reviews the proxy issues and where appropriate, reviews these issues with the analysts responsible for the holdings and with the Chairman. The portfolio administrator is responsible for monitoring the proxy votes to insure they are made in a timely manner.

Proxy statements, records of votes cast, and supporting material on each security are kept on premise for two years and off-site storage for an additional three years, except in cases where a third party is retained to retain proxy statements and voting records as permitted by rules adopted by the
Securities and Exchange Commission applicable to Sound Shore Management, Inc., as a registered investment adviser. While we will not subordinate the economic interest of the Fund to any other entity or interested party, the issues are often complex and we will, from time to time, study the guidance from outside agencies. In the case of a possible conflict of interest, such as voting the shares of a client, we will follow the recommendations of an independent agency, or ask our clients to direct us as to how they wish the shares to be voted. We currently use Institutional Shareholder Services to analyze proxy issues. The following guidelines generally will be used:

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company's recommendations. When we believe management's recommendation is not in the best interests of our clients, we will vote against management's recommendation.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines. We may, on occasion, vote otherwise when we believe it to be in the best interest of our clients:

Election of Directors - We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

  .   We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.

  .   We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.

  .   We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.

  .   We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.

  .   We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

Compensation - We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute shareholder interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company's shareholders.

                                      C-1

We evaluate proposals related to compensation on a case-by case basis.

  .   We generally support stock option plans that are incentive based and not excessive. Issuance of options in excess of 1% per year of outstanding shares will generally be voted down.

  .   We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.

  .   We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.

  .   We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.

  .   We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Corporate Structure and Shareholder Rights--We generally oppose anti- takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons behind them.

  .   We will evaluate proposals to remove or add super- majority voting requirements on a case-by-case basis.

  .   We will evaluate proposals regarding shareholders rights plans ("poison pills") on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.

  .   We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.

  .   We generally support share repurchase programs.

  .   We generally support the updating of or corrective amendments to corporate charters and by- laws.

  .   We generally oppose the elimination of the rights of shareholders to call special meetings.

Approval of Independent Auditors - We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

  .   We generally support management's proposals regarding the approval of independent auditors.

  .   We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

Social and Corporate Responsibility Issues--We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has positive economic implications.

  .   We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have negative financial impact.

  .   We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

                                      C-2